Certain identified information has been excluded from the exhibit because it is both (i) not material and (ii) would likely cause competitive harm to the Company, if publicly disclosed. Double asterisks denote omissions.
Exhibit 10.5

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT		1. CONTRACT ID CODE	PAGE OF PAGES
			1	2
2. AMENDMENT/MODIFICATION NO. P00001	3. EFFECTIVE DATE See Block 16C	4. REQUISITION/PURCHASE REQ. NO. OS259039	5. PROJECT NO. (If applicable)
6. ISSUED BY CODE	ASPR/SNS	7. ADMINISTERED BY (If other than Item 6) CODE	ASPR/SNS
ASPR/SNS ASPR/SNS 2945 FLOWERS ROAD ATLANTA, GA 30341		US DEPT OF HEALTH & HUMAN SERVICES ASPR/SNS 2945 FlOWERS ROAD ATLANTA, GA 30341
8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)		(x)	9A. AMENDMENT OF SOLICITATION NO.
EMERGENT PRODUCT DEVELOPMENT GAITHERSBURG INC. Attn: STEVE RAMBO EMERGENT PRODUCT DEVELOPMENT GAITHE 300 PROFESSIONAL DR GAITHERSBURG MD 208793419
9B. DATED (SEE ITEM 11)

		x	10A. MODIFICATION OF CONTRACT/ORDER NO.
75A50119C00071
10B. DATED (SEE ITEM 13)
CODE 1365869	FACILITY CODE		08/30/2019
11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
 The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers is extended, is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods: (a) By completing Items 8 and 15, and returning _________ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or

(c) By separate letter or electronic communication which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by letter or electronic communication, provided each letter or electronic communication makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (If required) Net Increase: $176,293,094.00 See Schedule
13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
CHECK ONE			A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.

B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation data, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).

x			C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF: FAR Clause 52.217-9 Option to Extend the Term of the Contract (Mar 2000)
D. OTHER (Specify type of modification and authority)
E. IMPORTANT: Contractor is not, is required to sign this document and return ____1____ copies to the issuing office.
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)
Tax ID Number: [**]
DUNS Number: [**]
ACAM2000, Smallpox (Vaccinia) Vaccine, Live (ACAM)
Period of Performance: 10/01/19 – 12/31/20

Add Item 2 as follows:

2 Option 1001 – Task 1 [**]
Warm based manufacturing delivery for ACAM2000
Vaccine
Continued …

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
15A. NAME AND TITLE OF SIGNER (Type or print). Adam R. Havey		16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print) [**]
15B. CONTRACTOR/OFFEROR /s/ Adam R. Havey (Signature of person authorized to sign)	15C. DATE SIGNED May 28, 2020	16B. UNITED STATES OF AMERICA [**] -S (Signature of Contracting Officer)	16C. DATE SIGNED May 28, 2020
Previous edition unusable    STANDARD FORM 30 (Rev. 11/2016)
Prescribed by GSA     FAR (48 CFR) 53.243

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED 75A50119C00071/P00001			PAGE OF
				2	2
NAME OF OFFEROR OR CONTRACTOR EMERGENT PRODUCT DEVELOPMENT GAITHERSBURG INC. 1365869
ITEM No. (A)	SUPPLIES/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)
3
[**] Doses @ $[**] dose =$[**]
Obligated Amount: $[**]
Accounting Info:
2020.199SN20.26088 Appr. Yr.: 2020 CAN: 199SN20
Object Class: 26088
Funded: $[**]

Add Item 3 as follows:

Option 1001 – Task 4
Relabeling of ACAM2000
1 JOB @ $[**] = $[**]
Obligated Amount: $[**]
Accounting Info:
2020.199SN20.25235 Appr. Yr.: 2020 CAN: 199SN20
Object Class: 25235
Funded: $[**]

Delivery Location:
[**]

					[**]
NSN 7540-01-152-8067    OPTIONAL FORM 336 (4-86)
Sponsored by GSA
FAR (48 CFR) 53.110